UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

303 W. Wall, Suite 1400
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2008, the Compensation Committee (the "Committee") of the board of directors (the "Board") of Legacy Reserves GP, LLC (the "Company"), the general partner of Legacy Reserves LP (the "Partnership"), approved the form of the Legacy Reserves Long-Term Incentive Plan Grant of Phantom Units ("Award Agreement") for use with executive officers of the Company in connection with grants of phantom units and associated distribution equivalent rights ("DERs") to be made in connection with the incentive compensation structure determined by the Committee and the Board on August 17 and 20, 2007. The DERs entitle the recipient of the award with a payment equivalent to the amount of per unit distribution payable to unitholders. The phantom units vest annually on the anniversary of the grant date over three years.  Grants of phantom units and DERs are made pursuant to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan.

In accordance with the Equity Incentive Compensation adopted by the Board and the Committee (see the Partnership’s Current Report on Form 8-K filed August 23, 2007), on February 4, 2008, the Committee also approved the following grants of phantom units with associated DERs with respect to the following named executive officers as the Partnership has declared a distribution of $0.45 per unit ($1.80 on an annualized basis) with respect to the fourth quarter of 2007:

Name	Title	Phantom Units with associated DERs
Cary D. Brown	Chairman and Chief Executive Officer	6,720
Steven H. Pruett	President, Chief Financial Officer and Secretary	6,720
Kyle A. McGraw	Executive Vice President of Business Development and Land	5,600
Paul T. Horne	Vice President of Operations	5,600
William M. Morris	Vice President, Chief Accounting Officer and Controller	3,360

The full text of the Award Agreement is filed with this Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 10.1	Form of Legacy Reserves LP Long-Term Incentive Plan Grant of Phantom Units.
Exhibit 10.2	Amended and Restated Legacy Reserves LP Long-Term Incentive Plan, incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP By: Legacy Reserves GP, LLC, its general partner

Date: February 4, 2008	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Form of Legacy Reserves LP Long-Term Incentive Plan Grant of Phantom Units.
Exhibit 10.2	Amended and Restated Legacy Reserves LP Long-Term Incentive Plan, incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed August 23, 2007.